Inventories	12 Months Ended
Dec. 31, 2018
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Inventories

12. INVENTORIES

Inventories are valued at the lower of weighted average cost and net realisable value. Cost comprises direct costs and, where appropriate, a proportion of attributable production overheads. Net realisable value is the estimated selling price less the estimated costs necessary to make the sale.

Inventories	€ million 2018	€ million 2017
Raw materials and consumables	1,365	1,274
Finished goods and goods for resale	2,936	2,688

	4,301	3,962

Inventories with a value of €124 million (2017: €92 million) are carried at net realisable value, this being lower than cost. During 2018 €92 million (2017: €109 million) was charged to the income statement for damaged, obsolete and lost inventories. In 2018 €72 million (2017: €90 million) was utilised or released to the income statement from inventory provisions taken in earlier years.